TETON Westwood Income Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2013

Class A (WEIAX), C (WEICX), I (WESIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Income Fund (the “Fund”) seeks to provide a high level of current income as well as long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund’s Class A Shares. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” of the Fund’s statutory Prospectus and in the section entitled “Purchase and Redemption of Shares” of the Fund’s Statement of Additional Information (“SAI”).

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Expenses	0.50%	1.00%	None
Other Expenses	1.57%	1.57%	1.57%

Total Annual Fund Operating Expenses	3.07%	3.57%	2.57%
Less Fee Waiver and Expense Reimbursement(1)	(0.82)%	(0.82)%	(0.82)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.25%	2.75%	1.75%

(1)	Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.25% for Class A Shares, 2.75% for Class C Shares, and 1.75% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2014 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods except as noted. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$619	$1,236	$1,878	$3,593
Class C Shares	$378	$1,019	$1,781	$3,783
Class I Shares	$178	$722	$1,292	$2,844

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$619	$1,236	$1,878	$3,593
Class C Shares	$278	$1,019	$1,781	$3,783
Class I Shares	$178	$722	$1,292	$2,844

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing equity and fixed income securities. The Fund’s investments may include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded real estate investment trusts (“REITs”), master limited partnerships, royalty trusts, money market instruments, and other income-producing securities.

The Adviser invests in companies with strong and improving cash flows sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

•	attractive fundamentals and valuations based on the Adviser’s internal research
•	issuers with strong management teams and/or
•	issuers with good balance sheet fundamentals

The Adviser will consider selling a security if fundamentals become unfavorable within the issuer’s internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”). The Fund may also invest in foreign debt securities.

You May Want to Invest in the Fund if:

•	you are a long-term investor
•	you seek a high level of current income as well as growth of capital

Principal Risks:

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities and changes in prevailing interest rates. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

Investing in the Fund involves the following risks:

•	Management Risk. If the portfolio manager is incorrect in her assessment of the securities the Fund holds, then the value of the Fund’s shares may decline.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

Performance

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and another relevant index. The bar chart and table primarily reflect the Fund’s performance achieved prior to the changes effected in 2005 to the Fund’s investment objective and policies. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

TETON WESTWOOD INCOME FUND (Total returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.39)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the periods ended December 31, 2012, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Westwood Income Fund Class A Shares
Return Before Taxes	4.69%	0.17%	7.12%
Return After Taxes on Distributions	4.79%	(0.08)%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	0.12%	5.94%
Class C Shares
Return Before Taxes	7.51%	0.50%	7.09%
Class I Shares (commenced operations on January 11, 2008)
Return Before Taxes	9.50%	1.51%	7.96%
Indexes (reflects no deduction for fees, expenses or taxes) Lipper Equity Income Funds Average	13.70%	1.27%	6.93%
S&P 500 Index	16.00%	1.66%	7.10%

The returns shown for Class I Shares prior to its actual inception date are those of the Class AAA Shares of the Fund which are offered in a separate prospectus. All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively IRAs”).

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Fund.

The Portfolio Manager. Ms. Barbara G. Marcin, CFA has served as Portfolio Manager of the Fund since 1999.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem the Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

465 multi 2013

4